Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, William Kerby, the Chief Executive Officer, and Frank Orzechowski, the Chief Financial Officer, of NextTrip, Inc. (the “Company”), hereby certify, that, to their knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended May 31, 2025 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William Kerby	/s/ Frank Orzechowski
William Kerby	Frank Orzechowski
Chief Executive Officer (Principal Executive Officer)	Chief Financial Officer, Treasurer (Principal Financial and Accounting Officer)

July 15, 2025	July 15, 2025